SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                    [ ]  Confidential, For Use of the Commission
                                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                         GUARANTY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:
              ..................................................................

       (2)    Aggregate number of securities to which transaction applies:
              ..................................................................
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              ..................................................................
       (4)    Proposed maximum aggregate value of transaction:
              ..................................................................
       (5)    Total fee paid:
              ..................................................................

[ ]    Fee paid previously with preliminary materials.
                  ..............................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:
              ..................................................................
       (2)    Form, Schedule or Registration Statement no.:
              ..................................................................
       (3)    Filing Party:
              ..................................................................
       (4)    Date Filed:
              ..................................................................

                         GUARANTY FINANCIAL CORPORATION




Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Guaranty Financial Corporation ("Guaranty"), which will be held on May 21, 1998 at 4:00 p.m., at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia (the "Meeting"). At the Meeting, one director will be elected for a term of one year, three directors will be elected for terms of two years each, and three directors will be elected for terms of three years each. Shareholders also will vote on a proposal to amend Guaranty's 1991 Incentive Plan.

         Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed in the outer addressed pouch of this mailing. If you decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect.

         The Board of Directors and management of Guaranty appreciate your continued support and look forward to seeing you at the Meeting.

                                Sincerely yours,




                                THOMAS P. BAKER
                                President and
                                Chief Executive Officer


Charlottesville, Virginia
April 21, 1998

                         GUARANTY FINANCIAL CORPORATION

                            1658 State Farm Boulevard
                         Charlottesville, Virginia 22911

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 21, 1998


NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of the holders of shares of Common Stock ("Common Stock") of Guaranty Financial Corporation ("Guaranty") will be held at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia on May 21, 1998 at 4:00 p.m., for the following purposes:

         1. To elect one director to serve on Guaranty's Board of Directors for a term of one year, three directors for terms of two years each, and three directors for terms of three years each, or until their successors are elected and qualify;

         2. To consider and vote on a proposal to amend Guaranty's 1991 Incentive Plan; and

         3. To transact such other business as may properly come before the Meeting.

         Holders of shares of Common Stock of record at the close of business on April 14, 1998, will be entitled to vote at the Meeting.

         You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Meeting. A postage-paid return envelope is enclosed for your convenience.

         If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          Esther S. Sheler
                                          Secretary

Charlottesville, Virginia
April 21, 1998

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                         GUARANTY FINANCIAL CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1998

                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, par value $1.25 per share ("Common Stock"), of Guaranty Financial Corporation ("Guaranty") in connection with the solicitation of proxies by the Board of Directors of Guaranty to be used at the Annual Meeting of Shareholders to be held on May 21, 1998 at 4:00 p.m., at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia, and any adjournment thereof (the "Meeting").

         At the Meeting, one director will be elected for a term of one year, three directors will be elected for terms of two years each, and three directors will be elected for terms of three years each. Shareholders also will vote on a proposal to amend Guaranty's 1991 Incentive Plan.

         The principal executive offices of Guaranty are located at 1658 State Farm Boulevard, Charlottesville, Virginia 22911. The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to Guaranty's shareholders is April 21, 1998.

         The Board of Directors has fixed the close of business on April 14, 1998 as the record date (the "Record Date") for the determination of the holders of Common Stock entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, there were 1,501,383 shares of Common Stock outstanding held by 1,288 shareholders of record. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. The proposal to amend Guaranty's 1991 Incentive Plan will be approved if a majority of the shares voted, in person or by proxy, vote in favor of the proposal.

         As of the Record Date, directors and executive officers of Guaranty and their affiliates, persons and entities as a group, owned of record and beneficially a total of 350,221 shares of Common Stock, or approximately 23.30% of the shares of Common Stock outstanding on such date. Directors and executive officers of Guaranty have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy and FOR the proposed amendments to the 1991 Incentive Plan.

         A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to Guaranty of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

         Shareholders of Guaranty are requested to complete, date and sign the accompanying form of proxy and return it promptly to Guaranty in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, proxies received by Guaranty will be voted for approval of the directors nominated for election and for approval of the proposal to amend the 1991 Incentive Plan.

         Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Guaranty, by executing and delivering a substitute proxy to Guaranty or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the meeting date, to Esther S. Sheler, Secretary, Guaranty Financial Corporation, 1658 State Farm Boulevard, Charlottesville, Virginia 22911.

         The cost of soliciting proxies for the Meeting will be borne by Guaranty.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         One director is to be elected at the Meeting to serve for a term of one year, three directors are to be elected to serve for terms of two years each, and three directors are to be elected to serve for terms of three years each. The Board of Directors acts as a Nominating Committee for selecting the nominees for election as directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable. Two other directors have been elected to terms that end in 2001, as indicated below.

         Under Guaranty's Bylaws, notice of a proposed nomination or a shareholder proposal meeting certain specified requirements must be received by Guaranty not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.

         Guaranty's Bylaws require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of Guaranty that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). Guaranty's Bylaws further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and amount of such shareholder's beneficial ownership of Guaranty's capital stock. If the information supplied by shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of Guaranty.

         The following information sets forth the names, ages, principal occupations and business experience for all nominees and incumbent directors. The date shown for first election as a director in the information below represents the year in which the nominee or incumbent director was first elected to the Board of Directors of Guaranty or previously to the Board of Directors of Guaranty Savings and Loan, F.A. Unless otherwise indicated, the business experience and principal occupations shown for each nominee or incumbent director has extended five or more years.

                              Nominee for Election
                            For Term Expiring in 1999

John B. Syer, 54, was appointed to the Board of Directors on March 1, 1998.
         Mr. Syer has been the Executive Director of the University of Virginia Alumni Association and UVA Fund since 1994. Mr. Syer was formerly the owner and Chief Executive Officer of S&N Transportation in Norfolk, Virginia, President and Chief Operating Officer of Essex Financial Group, Inc. and its affiliates in Norfolk, Virginia, and Managing Partner of Home Health of Tidewater.

                              Nominees for Election
                           For Terms Expiring in 2000

Douglas E. Caton, 55, has been a director since 1981 and has been Chairman of Guaranty's Board of Directors since 1989.
         Mr. Caton is a commercial real estate developer and has been President of Management Services Corp., a real estate management company, since 1972. Mr. Caton is a member of the Virginia State Bar and is a Major General in the United States Army Reserve.

John R. Metz, 60, has been a director since 1980.
         Mr. Metz has been a pharmacist at Martha Jefferson Hospital in Charlottesville, Virginia, since October 1967. Mr. Metz is a member of the Board of Directors of the Virginia Pharmaceutical Association Research and Education Foundation.

James R. Sipe, Jr., 42, has been a director since 1996.
         Mr.  Sipe  is  an  associate   broker  with  Prudential   Funkhouser  &
         Associates, a real estate sales company in Harrisonburg, Virginia.

                              Nominees for Election
                           For Terms Expiring in 2001

Henry J. Browne, 65, has been a director since 1976.
         Mr. Browne is an architect in private practice with studios in Keswick, Virginia and Boca Grande, Florida. He was President of Browne, Eichmon, Dalgliesh, Gilpin & Paxton, an architecture firm in Charlottesville, Virginia, from March 1958 to April 1996. Mr. Browne is a past director of Farmington Country Club, past president of the Virginia Chapter of the American Institute of Architects and past president of Downtown Charlottesville, Inc.

Robert P. Englander, 78, has been a director since 1976.
         Mr. Englander is President of the Englander Agency, a life insurance company in Charlottesville, Virginia. Mr. Englander has been an insurance agent since 1949.

Oscar W. Smith, Jr., 67, has been a director since 1976.
         Mr. Smith is President of K-B Management Co., Charlottesville, Virginia. Mr. Smith is a director of Smith/Eastman, Inc. and is the past president of the Albemarle County Rotary Club. He is a master mason and the past president of the University of Virginia Touchdown Club.

                           Incumbent Directors Serving
                           For Terms Expiring in 1999

Thomas P. Baker, 52, has been a director since 1990.
         Mr. Baker has served as the President and Chief Executive Officer of Guaranty Bank since January 1, 1990.

Harry N. Lewis, 70, has been a director and has served as the Vice Chairman of Guaranty's Board of Directors since 1976.
         Mr. Lewis has been President of Lewis Insurance Agency, Inc., an insurance sales company in Charlottesville, Virginia, since July 1952. Mr. Lewis is an alumnus of the Colgate Darden Graduate School of Business Administration and is a member of the Board of Directors of the United Way. He is also a member of the Board of Directors of Keller & George and is the past president of the Central Virginia Chapter of the C.P.C.U.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

         Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board of Directors held 17 meetings in the year ended December 31, 1997. For the year ended December 31, 1997, none of Guaranty's directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the respective directors served.

         The Board of Directors has a Loan Committee, an Audit Committee, a Compensation Committee and a Building Committee.

         For fiscal 1997, the Loan Committee consisted of all directors. The duties of this committee are to review actions of the Management Loan Committee and the Asset Management Committee. It also acts on loans in amounts that exceed the Management Loan Committee's authority.

         The Audit Committee consists of Mr. Metz, as Chairman, and Messrs. Caton and Englander. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls. It reviews and accepts the reports of Guaranty's independent auditors and federal examiners. The Audit Committee did not meet during the year ended December 31, 1997.

         The Compensation Committee, which reviews senior management's performance and compensation, and reviews and sets guidelines for compensation of all employees, consists of Mr. Englander, Chairman, and Messrs. Browne, Metz and Smith. The Compensation Committee met four times during the year ended December 31, 1997.

         The Building Committee, formerly the Planning Committee, reviews proposed improvements to existing facilities and proposed new facilities and consists of Mr. Browne, Chairman, and Messrs. Englander and Smith. The Planning Committee met two times in the year ended December 31, 1997

Security Ownership of Management

         The following table sets forth information as of March 1, 1998 regarding the number of shares of Common Stock beneficially owned by all directors and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                   Common Stock
    Name                        Beneficially Owned          Percentage of Class
    ----                        ------------------          -------------------

Thomas P. Baker (1)                    9,215                        0.61%
Henry J. Browne                       32,462                        2.16%
Douglas E. Caton                     253,640                       16.88%
Robert P. Englander                   10,560                        0.70%
Harry N. Lewis                         5,688                        0.38%
John R. Metz                          13,992                        0.93%
James R. Sipe, Jr.                     1,500                        0.10%
Oscar W. Smith, Jr.                   20,034                        1.33%
John B. Syer                           1,000                        0.06%

All present executive
  officers and directors
  as a group (12 Persons)            350,221                       23.30%

_________________________

(1) Includes beneficial ownership of shares issuable upon the exercise of stock options exercisable within 60 days of March 1, 1998.


Security Ownership of Certain Beneficial Owners

         The following table sets forth information as of March 1, 1998 regarding the number of shares of Common Stock beneficially owned by all persons who own five percent or more of Common Stock of Guaranty:

                                                       Common Stock
Name and Address                                    Beneficially Owned             Percentage of Class
Douglas E. Caton                                          253,640                          16.88%
4 Deer Park
Earlysville, Virginia

Ferguson, Andrews Investment Advisers, Inc.                88,600                           5.90%
2560 Ivy Road
Charlottesville, Virginia 22903

Executive Officers Who Are Not Directors

         Vincent B. McNelley was appointed Senior Vice President and Chief Financial Officer in July 1997. From June 1993 to June 1997, he was a Senior Audit Associate with BDO Seidman, LLP.

         Donna W.  Richards  was  appointed  Senior Vice  President  of Mortgage
Lending in April 1995. Ms. Richards has been employed by Guaranty since April 1993 and has served in the past as Manager of Loan Originations and a Loan Officer. From December 1991 to April 1993, she was a Senior Loan Processor for Virginia Federal.

         Rex L. Smith, III has been Senior Vice President - Retail Operations since February 1998 and was Senior Vice President - Commercial from September 1996 to February 1997. Between March 1997 and January 1998, Mr. Smith was a Vice President with Central Fidelity National Bank. From March 1993 until August 1996, he was Vice President/Senior Business Manager of Crestar Financial Corporation.

Executive Compensation

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal year ended December 31, 1997, the six months ended December 31, 1996 and the fiscal years ended June 30, 1996 and 1995, the cash compensation paid by Guaranty, as well as certain other compensation paid or accrued for those years, to the named Executive Officer in all capacities in which he served:

                           Summary Compensation Table

                                                         Annual Compensation (1)
                                                         -----------------------              All Other
Name and Principal Position              Year             Salary             Bonus         Compensation (2)
---------------------------              ----             ------             -----         ----------------
Thomas P. Baker                          1997            $115,200           $3,252             $2,869
President and                            1996 (3)          56,850              -                  568
Chief Executive Officer                  1996 (4)         113,700              -                1,137
                                         1995             113,700              -                1,137

______________________

(1) All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for the officer named in the table.
(2) Amounts reflect Guaranty's matching contribution under its Section 401(k) retirement plan.
(3)  Six months ended December 31, 1996.
(4)  Fiscal year ended June 30, 1996.


Stock Option Grants

         The following table sets forth for the year ended December 31, 1997, the grants of stock options to the named Executive Officer:

                        Option Grants In Last Fiscal Year

                                                         Percent of Total
                               Number of Securities     Options Granted to      Exercise or
                                Underlying Options     Employees in Fiscal      Base Price
Name                             Granted (#) (1)           Year (%) (2)          ($/Share)         Expiration Date
----                             ---------------           ------------          ---------         --------------

Thomas P. Baker                       2,000                     5.0                 12.00              8/28/00
                                      2,000                     5.0                 13.20              8/28/01
                                      2,000                     5.0                 14.52              8/28/02
                                      2,000                     5.0                 15.97              8/28/03
                                      2,000                     5.0                 17.57              8/28/04

_________________________
(1) Stock options were awarded at or above the fair market value of the shares of Common Stock at the date of award. The options with an exercise price of $12.00 are immediately exercisable. The options with exercise prices of $13.20, $14.52, $15.97 and $17.57 will become exercisable on August 28, 1998, 1999, 2000 and 2001, respectively.
(2) Options to purchase 40,000 shares of Common Stock were granted to employees during the year ended December 31, 1997.

Option Exercises and Holdings

         Set forth in the table below is information concerning each exercise of stock options during the fiscal year ended December 31, 1997 by the named Executive Officer and the year end value of unexercised options.

              Aggregated Options/SAR Exercises in Last Fiscal Year
                          and FY-End Options/SAR Value

                                                              Number of Securities
                                                             Underlying Unexercised           Value of Unexercised
                                                                  Options/SARs             In-The-Money Options/SARs
                                                               at FY-End (#) (1)               at FY-End ($) (2)
                                                               -----------------               -----------------
                       Shares Acquired        Value
Name                 On Exercise (#) (3)   Realized ($)   Exercisable    Unexercisable   Exercisable    Unexercisable
----                 -------------------   ------------   -----------    -------------   -----------    -------------
Thomas P. Baker             2,375            28,500          2,000           8,000          5,000           2,600

_______________________
(1)  Each of these options relates to Common Stock.
(2) These values are based on $14.50, the closing price of Common Stock on December 31, 1997.
(3) The total number of options exercised was 4,000. However, in accordance with the plan document, this was done using a "cashless exercise" which resulted in 2,375 shares of stock being awarded to Mr. Baker and no money being received by Guaranty.


Directors' Fees

         Directors, excluding directors who are officers of Guaranty, received fees of $450 for each meeting of the Board of Directors attended and $300 for each Compensation, Planning and Audit Committee meeting attended during fiscal 1997. Mr. Caton, who is an ex officio of all Committees and devotes additional time to Guaranty's affairs as Chairman of the Board of Directors, received a fee of $25,200 in the fiscal year ended December 31, 1997 in lieu of any fees for attending Board of Directors and Committee meetings.

Employment Agreements

         Guaranty and Thomas P. Baker are parties to an employment agreement that provides for Mr. Baker to serve as President and Chief Executive Officer of Guaranty. The agreement is for a period ending December 31, 2000 and provides for a base salary of $115,300, which the Board of Directors may increase. If Mr. Baker's employment is terminated for reasons other than cause, he will be entitled to receive severance pay equal to one-half of his annual base salary in effect at the time.

         If termination of employment due to a change in control had occurred in fiscal 1997, Mr. Baker would be entitled to severance payments amounting to approximately $115,000.

Transactions with Management

         Some of the directors and officers of Guaranty are at present, as in the past, customers of Guaranty and, Guaranty has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The largest aggregate outstanding balance of loans to directors, executive officers and their associates, as a group in the fiscal year ended December 31, 1997 was approximately $386,000. Such balances totaled $386,000 at December 31, 1997, or 3.3% of Guaranty's equity capital at that date.

         There are no legal proceedings to which any director, officer, principal shareholder or associates is a party that would be material and adverse to Guaranty.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Guaranty's directors and executive officers, and any persons who own more than 10% of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of common stock. Officers and directors are required by SEC regulation to furnish Guaranty with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to Guaranty or written representation that no other reports were required, Guaranty believes that, during fiscal year 1997, all filing requirements applicable to its officers and directors were complied with.


                                  PROPOSAL TWO

                                 APPROVAL OF THE
                         GUARANTY FINANCIAL CORPORATION
                         1991 INCENTIVE PLAN, AS AMENDED

Introduction

         On February 20, 1991, the Board of Directors of Guaranty approved the 1991 Incentive Plan (the "Incentive Plan"), which was approved by the shareholders on October 23, 1991. Amendments to the Incentive Plan were approved by the Board of Directors on October 7, 1996 and by the shareholders on December 11, 1996. On March 26, 1998, the Board of Directors further amended the Incentive Plan to increase the number of shares authorized to be issued under the Incentive Plan, as described below.

         The Incentive Plan is intended to provide a means for selected key employees and directors of Guaranty to increase their personal financial interest in Guaranty, thereby stimulating the efforts of these employees and directors and strengthening their desire to remain with Guaranty. References to "Guaranty" in this section will include any subsidiary corporation.

         The  principal  features  of  the  Incentive  Plan,  as  amended,   are
summarized below. The summary is qualified by reference to the complete text of the Incentive Plan, as amended, which is attached as Exhibit A.

General

         The Incentive Plan currently authorizes the issuance of up to 111,000 shares of Common Stock to assist Guaranty in recruiting and retaining key management personnel. Options to purchase 110,000 shares have been granted and 1,000 shares remain available for grants and awards under the Incentive Plan. The Incentive Plan, as amended, reserves 186,000 shares, an increase of 75,000 shares of Common Stock available for new grants under the Incentive Plan. At April 16, 1998, the market value of the 75,000 additional shares that will be issuable under the Incentive Plan, as amended, was $1,218,750. The benefits receivable by directors and employees of Guaranty under the Incentive Plan, as amended, are not determinable. Options to purchase 40,000 shares of Common Stock were granted to employees during the year ended December 31, 1997

         The Incentive Plan will permit the award of shares of Restricted Stock, Incentive Stock Options and Non-Qualified Stock Options to directors and eligible officers and key employees upon such terms as the Board of Directors may determine, consistent with the terms of the Incentive Plan.

Administration

         The Incentive Plan is administered by the Board of Directors. The Board of Directors has the sole discretion, subject to certain limitations, to interpret the Incentive Plan; to select Incentive Plan participants; to determine the type, size, terms and conditions of awards under the Incentive Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Incentive Plan. All determinations of the Board of Directors are conclusive. All expenses of administering the Incentive Plan will be borne by Guaranty.

Eligibility

         Any director, officer or employee of Guaranty or its subsidiaries who, in the judgment of the Board of Directors, has contributed significantly or can be expected to contribute significantly to the profits or growth of Guaranty or a subsidiary is eligible to participate in the Incentive Plan.

Individual Agreements

         The Committee has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the Incentive Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Exchange Act, which exempts, grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

Shares Available

         Subject to the provisions of the Incentive Plan providing for proportional adjustments in the event of various changes in the capitalization of Guaranty, no more than 186,000 shares of authorized but unissued Common Stock may be issued pursuant to the Incentive Plan, as amended. Under the Incentive Plan, options to purchase 110,000 shares of Common Stock have been granted. Any shares of Common Stock subject to an Incentive Stock Option or Non-Qualified Stock Option that are not issued prior to the expiration of such awards, or any Restricted Stock award that is forfeited, will again be available for award under the Incentive Plan.

Incentive Stock Options and Non-Qualified Stock Options ("Options")

         The Board of Directors may authorize the grant of either Incentive Stock Options ("ISOs"), as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Stock Options ("NQSOs"), which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Board of Directors, but for ISOs will not, in any event, be less than 100 percent of the fair market value of Common Stock on the date that the Option is granted; (2) the term of the Option will be fixed by the Board of Directors, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date that the ISO is granted; (3) Options will not be transferable other than by will or the laws of descent and distribution; (4) the purchase price of Common Stock issued upon exercise of an Option will be paid in full to Guaranty at the time of the exercise of the Option in cash, or at the discretion of the Board of Directors, by surrender to Guaranty of previously acquired shares of Common Stock, which will be valued at the fair market value of such shares on the date preceding the date that the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Board of Directors; (6) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and (7) the Board of Directors may elect to cash out all or part of the portion of any Option to be exercised by a participant by payment in cash or Common Stock of an amount determined in accordance with the Incentive Plan.

Restricted Stock

         The Board of Directors may authorize the award of Restricted Stock to a participant. In the case of Restricted Stock, the Board of Directors may prescribe that the participant's rights in the Restricted Stock shall be forfeited or otherwise restricted for a period of time set by the Board of Directors and/or until certain financial performance objectives are satisfied as determined by the Board of Directors in its sole discretion. During the period of restriction, a participant will be entitled to beneficial ownership of the Restricted Stock, including the right to receive dividends, warrants and rights and the right to vote the shares, but will not be entitled to certificates representing the Restricted Stock or to sell, transfer, assign, pledge or otherwise dispose of the shares. Subject to any restrictions that may be imposed by applicable securities or other laws or regulations, the Board of Directors may award Common Stock to a participant that is not forfeitable and is free of all other restrictions.

Change of Control

         At the discretion of the Board of Directors, in the event of a Change in Control, any outstanding Option may become fully exercisable and vested to the full extent of the original grant, and any restrictions applicable to Restricted Stock outstanding on the date of a Change in Control shall lapse, such that the Restricted Stock becomes free of all restrictions and fully vested, nonforfeited and transferable to the full extent of the original grant. The Board of Directors may also provide that under such circumstances a participant may elect to receive, in exchange for shares that were Restricted Stock, a cash payment equal to the fair market value of the shares surrendered. Under the Incentive Plan, a "Change of Control" shall be deemed to have taken place if (i) a third person, excluding certain directors of Guaranty, but including a "group" as defined in Section 13(d)(3) of the Exchange Act becomes the beneficial owner of shares of Common Stock having 20% or more of the total number of votes that may be cast for the election of directors of Guaranty, or
(ii) as the result of, or in connection with, any cash or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of Guaranty before the Transaction shall cease to constitute a majority of the Board of Directors of Guaranty or any successor to Guaranty.

Amendment or Termination

         The Board of Directors may amend or terminate the Incentive Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options and Common Stock or Restricted Stock awards, (ii) materially increases the benefits to participants under the Incentive Plan, or (iii) materially changes the requirements as to eligibility for participation in the Incentive Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option, SAR, Restricted Stock or Phantom Stock award outstanding at the time that such amendment is made. No amendment shall be made if it would disqualify the Incentive Plan from the exemption provided by Rule 16b-3.

Duration of Plan

         No Option, Common Stock or Restricted Stock award may be granted under the Incentive Plan after October 7, 2006. Options and Restricted Stock awards granted before October 7, 2006, shall remain valid in accordance with their terms.

Tax Status

         Under current federal income tax laws, the principal federal tax consequences to participants and to Guaranty of the grant and exercise of ISOs and NQSOs or the award of Restricted Stock and the lapse of restriction thereon, pursuant to the provisions of the Incentive Plan, are summarized below.

         1. Non-Qualified Stock Options. NQSOs granted under the Incentive Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. Guaranty will be entitled to deduct a corresponding amount as a business expense in the year that the optionee recognizes this income.

         2. Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of Guaranty or its subsidiaries from the date that the Option was granted until three months before the date of exercise; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the Option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, Guaranty may not deduct any amount in connection with the ISO.

         In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the Common Stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, Guaranty will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

         3. Restricted Stock. The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will be includable in the participant's gross income at receipt unless the property is subject to a substantial risk of forfeiture (and is either nontransferable or after transfer remains subject to such risk of forfeiture). In this case, taxation will be deferred until the first taxable year that the stock is no longer subject to substantial risk of forfeiture. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, Guaranty will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year that the employee includes the compensation in income.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENTS TO THE 1991 INCENTIVE PLAN. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

                              INDEPENDENT AUDITORS

         BDO Seidman, LLP, has been appointed to perform the audit of Guaranty's financial statements for the year ending December 31, 1998. BDO Seidman, LLP, has acted as Guaranty's auditors for the past five years and has reported on financial statements during that period. A representative from BDO Seidman, LLP, will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of Guaranty's Annual Report to Shareholders for the year ended December 31, 1997 has been furnished to shareholders. Additional copies may be obtained by written request to the Secretary of Guaranty at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, GUARANTY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ESTHER
S. SHELER, SECRETARY, GUARANTY FINANCIAL CORPORATION, 1658 STATE FARM BOULEVARD, CHARLOTTESVILLE, VIRGINIA 22911. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                        PROPOSALS FOR 1999 ANNUAL MEETING

         Any proposal which a shareholder wishes to have presented at the next annual meeting of shareholders, to be held in April 1999, must be received no later than December 22, 1998. If such proposal complies with all the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                         By Order of The Board of Directors



                                         Esther S. Sheler
                                         Secretary
April 21, 1998

                                                                       Exhibit A

                         GUARANTY FINANCIAL CORPORATION
                               1991 INCENTIVE PLAN
                           (as amended March 26, 1998)

                                    ARTICLE I
                                   Definitions

         1.01 Affiliate means any entity that is a parent corporation or subsidiary corporation of Guaranty Financial Corporation. For this purpose, "parent corporation" means any corporation (other than Guaranty Financial Corporation) in an unbroken chain of corporations ending with Guaranty Financial Corporation if, at the time of the granting of the Option or award of the Restricted Stock, each of the corporations other than Guaranty Financial Corporation owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one or more of the other corporations in such chain. For this purpose, "subsidiary corporation" means any corporation (other than Guaranty Financial Corporation) in an unbroken chain of corporations beginning with Guaranty Financial Corporation if, at the time of the granting of the Option or award of the Restricted Stock, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option or Restricted Stock award granted to such Participant.

         1.03   Board means the Board of Directors of the Company.

         1.04 Code means the Internal Revenue Code of 1986 and any amendments thereto.

         1.05 Committee means a Committee of the Board to which the Board delegates all or part of its authority under this Plan.

         1.06   Common Stock means the common stock of the Company.

         1.07   Company means Guaranty Savings and Loan Association, F.A.

         1.08 Fair Market Value means, on any given date, (i) the mean between the bid and asked prices of the Common Stock for such date or, if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was so traded, or (ii) in the event the Board determines that the bid and asked prices for the Common Stock are not available to do not provide an accurate measure of Fair Market Value, such other amount as the Committee shall determine based upon a good faith method of valuation to be the Fair Market Value.

         1.09 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

         1.10 Participant means an employee or Director of the Company or of an Affiliate who satisfies the requirements of Article IV and is selected by the Board to receive an Option, a Restricted Stock award, or both.

         1.11   Plan means the Guaranty  Financial  Corporation  1991  Incentive
Plan.

         1.12 Restricted Stock means shares of Common stock awarded to a Participant under Article XI. Shares of Common stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

                                   ARTICLE II
                                    Purposes

         The Plan is intended to foster and promote the long-term growth and financial success of the Company and its Affiliates by assisting the Company in recruiting and retaining Directors and key employees with ability and initiative by enabling individuals who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes. The Plan is not expected to have any material effect on the value of issued and outstanding shares of the Company's Common Stock.

         The Plan is intended to enable stock options granted under the Plan to qualify as incentive stock options ("Incentive Stock Options") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

                                   ARTICLE III
                                 Administration

         3.01 The Board. The Plan shall be administered by the Board. The Board shall have authority to grant Options and award Restricted Stock upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in the Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of Restricted Stock. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive. No member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option or Restriction Stock award. All expenses of administering this Plan shall be borne by the Company.

         3.02 The Committee. Any action or decision that the Board may take under this Plan may also be taken by the Committee under an express delegation of authority to the Committee.

                                   ARTICLE IV
                                   Eligibility

         4.01 General. Any Director or employee of the Company or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of this Plan) who, in the judgment of the Board, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate may receive one or more Options, Restricted Stock awards, or both.

         4.02 Grants. The Board shall designate individuals to whom Options and Restricted Stock awards are to be granted and will specify the number of shares of Common Stock subject to each grant. All Options and Restricted Stock awards granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Board may adopt.

                                    ARTICLE V
                             Shares Subject to Plan

         Upon the exercise of any Option or the award of Restricted Stock, the Company may deliver to the Participant authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options and the award of Restricted Stock under this Plan is 186,000, subject to the adjustment as provided in Article XIII. If an Option is cancelled by mutual agreement of the Company and a Participant or terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options and Restricted Stock awards to be granted under this Plan. Any shares of Restricted Stock that are forfeited may be reallocated to other Options or Restricted Stock awards to be granted under this Plan.

                                   ARTICLE VI
                            Tax Character of Options

         The Board shall have the discretion to designate whether Options shall be Incentive Stock Options or non statutory options. To the extent that an Option exceeds the limitation described in Article X, the Option shall not be an Incentive Stock Option.

                                   ARTICLE VII
                                      Price

         The price per share paid by a Participant in connection with an award of Restricted Stock or for Common Stock purchased on the exercise of an Incentive Stock Option shall be equal to the Fair Market Value per share of the Company's Common stock on the date the Option or the Restricted Stock award is granted. In the discretion of the Committee, the price per share paid by a Participant in connection with a non-statutory stock Option may be less then at the Fair Market Value per share of the Company's Common Stock on the date the Option is granted.

                                  ARTICLE VIII
                               Exercise of Options

         8.01 Maximum Option Period. No Option shall be exercisable after the expiration of ten years from the date Option was granted. The Board, at the time of grant, may direct that an Option be exercisable for a period of less than such maximum period.

         8.02 Nontransferability. Any Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only the Participant. No right or interest of the Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         8.03 Employee Status. In the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Board may decide in each case to what extent leaves of absences for governmental or military service, illness, temporary disability, or other reason shall not be deemed interruptions of continuous employment.

                                   ARTICLE IX
                          Method of Exercise of Options

         9.01 Exercise. Subject to the provision of Articles VIII and XIV, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less then the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

         9.02 Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Board. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.

         9.03 Shareholder Rights. No Participant shall, as a result of receiving an Option, have any rights as a shareholder until the date he exercises such Option.

                                    ARTICLE X
                     Limitations on Incentive Stock Options

         No Incentive Stock Option shall be granted to any optionee which would cause the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options are exercisable by such optionee for the first time during any calendar year to exceed $100,000. For the purposes of this Article, Incentive Stock Options include all Incentive Stock Options under plans of Guaranty Savings and Loan Association, F.A. and its Affiliates.

                                   ARTICLE XI
                                Restricted Stock

         11.01 Award. In accordance with the provisions of Article IV, the Board will designate individuals to whom an award of Restricted Stock is to be made and will specify the number of shares of Common Stock covered by the award.

         11.02 Vesting. The Board, on the date of the award, may prescribe that the Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement. By way of example and not limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be subject to repurchase by the Company or forfeited if the Participant separates from the service of the Company and its Affiliates before the expiration of a stated term.

         11.03 Shareholder Rights. Prior to their forfeiture in accordance with the terms of the Agreement and while the shares are Restricted Stock, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and
(iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock. The limitations set forth in the preceding sentence shall not apply after the shares cease to be Restricted Stock.

                                   ARTICLE XII
                                Change in Control

         12.01 Options. Each Option that is outstanding on a Change in Control Date shall be exercisable in whole or in part on that date and thereafter during the remainder of the option period stated in the Agreement. In lieu of exercising an Option, a Participant may elect, by written notice to the Company within sixty days after the Change in Control Date, to receive, in exchange for the cancellation of the Option or any portion thereof, a cash payment equal to the difference between the Fair Market value of the number of shares for which the Option is cancelled and the aggregate option price of those shares.

         12.02 Restricted Stock. A Participant's interest in Restricted Stock shall be nonforfeitable and transferable as of a Change in Control Date. A Participant may elect, by written notice to the Company within sixty days after the Change in Control Date, to receive, in exchange for shares that were Restricted Stock immediately before the Change in Control, a cash payment equal to the Fair Market Value of the shares surrendered.

         12.03 Change in Control. A Change in Control occurs if, after the date of the Agreement, (i) any person who is not a Director of the Company on the date that this Plan is adopted by the shareholders of the Company, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the owner or beneficial owner of Company securities having 20% or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is a majority at the time the purchases are made); or (ii) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were Directors of the Company before such transactions cease to constitute a majority of the Company's Board, or any successor's board, within two years of the last of such transactions; or (iii) with respect to a Participant employed by an Affiliate, an event occurs with respect to the employer such that, after the event, the employer is no longer an Affiliate and the Participant is not longer employed by the Company or an Affiliate. For purposes of this Agreement, the Control Change Date is the date on which an event described in (i), (ii) or
(iii) occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

                                  ARTICLE XIII
                     Adjustment Upon Change in Common Stock

         Should the Company effect one or more stock dividends, stock split-ups, subdivisions or consolidations of shares, the number of shares as to which Options and Restricted Stock awards may be granted under this Plan shall be proportionately adjusted and the terms of Options and Restricted Stock awards shall be adjusted as the Board shall determine to be equitably required. Any determination made under this Article XIII by the Board shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, Options or Restricted Stock awards.

                                   ARTICLE XIV
                             Compliance with Law and
                          Approval of Regulatory Bodies

         No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, an no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitations, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised or Restricted Stock awarded may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE XV
                               General Provisions

         15.01 Effect of Employment. Neither the adoption of this Plan, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         15.02 Unfunded Plan. The Plan, insofar as it provides for grants shall be unfunded, and neither the Company nor any Affiliate shall be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company or an Affiliate to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company or an Affiliate shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company or an Affiliate.

         15.03 Rules of Construction. Headings are given to the articles of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulations, or other provision of law shall be construed to include any amendment to or successor of such provision of law.

                                   ARTICLE XVI
                                    Amendment

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options or awards of Restricted Stock,
(ii) materially increases the benefits accruing to Participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under an Option or Restricted Stock award outstanding at the time such amendment is made.

                                  ARTICLE XVII
                                Duration of Plan

         No Option or Restricted Stock award may be granted under this Plan after October 7, 2006. Options and Restricted Stock awards granted before such date shall remain valid in accordance with their terms.


      PLEASE MARK VOTES                                    REVOCABLE PROXY
                                                   Guaranty Financial Corporation
|X|   AS IN THIS EXAMPLE
                                                                                                                  With-    For All
Proxy Solicited on Behalf of The Board of Directors                                                     For       hold      Except
    The undersigned hereby appoints Thomas P. Baker            1.    To elect as directors the seven       _        _         _
and Harry N. Lewis, jointly and severally, proxies,                  persons listed as nominees below.    |_|      |_|       |_|
with full power to act  alone,  and with full power
of  substitution,  to represent the undersigned and                  For Term Expiring in 1999
to vote, as  designated  below and upon any and all                  John B. Syer
other matters which may properly be brought  before
such meeting,  all shares of Common Stock which the                  For Terms Expiring in 2000
undersigned  is  entitled  to  vote  at the  Annual                  Douglas E. Caton     John R. Metz           James R. Sipe, Jr.
Meeting  of  Shareholders  of  Guaranty   Financial
Corporation,    a   Virginia    corporation    (the                  For Terms Expiring in 2001
"Corporation")  to be held at the Glenmore  Country                  Henry J. Browne      Robert P. Englander    Oscar W. Smith, Jr.
Club, 1750 Piper Way, Keswick,  Virginia on May 21,
1998 at 4:00 p.m.,  local time, or any adjournments            INSTRUCTION:  To  withhold  authority  to  vote  for  any  individual
thereof, for the following purposes:                           nominee, mark "For All Except" and  write that nominee's  name in the space provided below.

                                                               _____________________________________________________________________

                                                                                                                With-    For All
                                                                                                        For     hold      Except
                                                                                                         _        _         _
                                                               2.  To approve the Corporation's 1991    |_|      |_|       |_|
                                                                   Incentive Plan, as amended.

                                                               3.  In their  discretion,  the proxies are  authorized to vote upon any other  business  that may properly come before the meeting, or any adjournment thereof.
                                  -------------------------
 Please be sure to sign and date  | Date                  |        THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER
   this Proxy in the box below    |                       |    DIRECTED HEREIN BY THE  SHAREHOLDER.  IF NO DIRECTION IS GIVEN,  THIS
 ----------------------------------------------------------    PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.
 |                                                        |
 |                                                        |        In signing as  Attorney,  Administrator,  Executor,  Guardian  or
 | Shareholder sign above   Co-holder (if any) sign above |    Trustee, please add your title as such.
 ----------------------------------------------------------


  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                         GUARANTY FINANCIAL CORPORATION

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